Net Income (Loss) Per Share	12 Months Ended
Dec. 31, 2018
Earnings per share [abstract]
Net Income (Loss) Per Share
NET INCOME (LOSS) PER SHARE
Baytex calculates basic income or loss per share based on the net income or loss attributable to shareholders using the weighted average number of shares outstanding during the period. Diluted income per share amounts reflect the potential dilution that could occur if share awards and share options were converted. The treasury stock method is used to determine the dilutive effect of share awards and share options whereby the proceeds from the potential exercise of share options and the amount of unrecognized share -based compensation expense on all share awards and share options, if any, attributed to future services are assumed to be used to purchase common shares at the average market price during the year.

	Year Ended December 31
	2018			2017
	Net loss	Common shares (000's)	Net loss per share	Net income	Common shares (000's)	Net income per share
Net income (loss) - basic	$(325,309)	351,542	$(0.93)	$87,174	234,787	$0.37
Dilutive effect of share awards	—	—	—	—	2,462	—
Dilutive effect of share options	—	—	—	—	—	—
Net income (loss) - diluted	$(325,309)	351,542	$(0.93)	$87,174	237,249	$0.37

For the year ended December 31, 2018, 6.5 million share awards and 4.9 million share options were excluded from the calculation of diluted earnings per share as the Company recorded a net loss. For the year ended December 31, 2017, no share awards were excluded from the calculation of diluted earnings per share and there were no share options outstanding at the time.